                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 18, 2002
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                                   NuCo2 Inc.
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               (Exact Name of Registrant as Specified in Charter)

          Florida                          0-27378              65-0180800
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(State or Other Jurisdiction of   (Commission File Number)   (IRS Employer
      Incorporation)                                         Identification No.)

         2800 S.E. Market Place, Stuart, Florida                  34997
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         (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code:  (772) 221-1754
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                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report.)

Item 5.     Other Events.
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Exhibit 99.1 to this Form 8-K is incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)         Exhibits

       Exhibit No.                  Description
       -----------                  -----------

       99.1                         Press Release dated September 18, 2002

                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   NUCO2 INC.

Dated: September 18, 2002                          By: /s/ Eric M. Wechsler
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                                                       Eric M. Wechsler,
                                                       General Counsel